UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Fund, Inc.

(Exact name of Registrant as specified in charter)

470 Park Avenue South,

New York, NY 10016

(Address of principal executive offices)

(914) 703-6904

(Registrant’s telephone number, including area code)

Jay Kesslen

Horizon Kinetics, LLC

470 Park Avenue South

New York, NY 10016

(Name and address of agent for service of process)

(914) 703-6904

(Agent’s telephone number, including area code)

Date of fiscal year end: December 31

June 30, 2018

(Date of reporting period)

Item 1.	Annual Report to Shareholders

RENN Fund, Inc.

Semi-Annual Report

June 30, 2018

RENN Fund, Inc.

TABLE OF CONTENTS
June 30, 2018

Shareholder Letter	1
Financial Statements:
Schedule of Investments	2
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Statement of Cash Flows	7
Financial Highlights	8
Notes to Financial Statements	9
Other Information	16
Service Providers	17

RENN Fund, Inc.

SHAREHOLDER LETTER
June 30, 2018 (Unaudited)

Dear Shareholders,

We are pleased to present the RENN Fund Inc. (“Fund”) Semi-Annual Report for the six-month period ended June 30, 2018. During the period, there have been a number of positive developments within the Fund. To begin with, AnchorFree was acquired by a strategic buyer, a transaction in which the Fund tendered its common and preferred shares. The total cost of our AnchorFree investment was $512,783. In the acquisition, we received total proceeds of $1,900,820 – a truly successful investment, indeed. This equipped the Fund with almost $2 million in additional cash, which is now available to undertake new positions.

Secondly, one of our largest holdings, Bovie Medical, announced a transaction in which it will sell (subject to shareholder approval) its core legacy business to Symmetry Surgical Inc., for gross proceeds of $97 million in cash. Bovie expects that the net cash received will be approximately $70 million, which is almost half of the entire company’s market capitalization of $155 million. On its face, this seems to be a reasonable transaction. It allows Bovie to monetize its lower growth electrosurgical assets, while providing new capital to fund its expansion and investment into the higher growth J-Plasma surgical franchise. If this transaction is approved and, ultimately, executed, the nearer term need to raise debt or equity capital will be eliminated. This would be a welcomed departure from the company’s past experience of relying on market conditions, sometimes in adverse situations, to secure capital.

During the first six months of 2018, the Fund continued to add to its investment in Texas Pacific Land Trust, which, we believe, continues to be one of the more uniquely undervalued companies (actually, a Trust) operating in the Permian Basin. The Fund also established small positions in two other oil and gas related companies: Civeo Corporation and Mammoth Energy Services.

We continue to make investments that we believe will provide attractive long-term returns for our shareholders while minimizing company-specific fundamental risks. We also continue to evaluate ways to expand the assets of the Fund and to broaden the shareholder base. In addition, our efforts to reduce the overall expense ratio of the Fund are proceeding well, a benefit that has accrued to all shareholders. We thank you for your continued support.

Horizon Asset Management LLC

RENN Fund, Inc.

SCHEDULE OF INVESTMENTS
As of June 30, 2018 (Unaudited)

Shares or Principal Amount	Company	Cost	Value(1)
	MONEY MARKET FUNDS – 45.79%
3,459,756	Fidelity Institutional Government Portfolio Fund - Institutional Class, 1.77%	$3,459,756	$3,459,756

	Total Money Market Funds	3,459,756	3,459,756

	U.S. GOVERNMENT AND AGENCIES – 48.76%
$3,000,000	United States Treasury Bill
	1.803%, 09/20/2018	2,987,546	2,987,499
700,000	United States Treasury Bill
	1.807%, 09/20/2018	697,086	697,083

	Total U.S. Government and Agencies	3,684,632	3,684,582

	CONVERTIBLE BONDS – 0.00%
	Oil and Gas – 0.00%
1,000,000	PetroHunter Energy Corporation 8.50% Maturity 12/31/2014(2)(3)	1,000,000	—

	Total Convertible Bonds	1,000,000	—

	COMMON EQUITIES – 50.38%
	Medicinal Chemicals and Botanical Products – 0.88%
193,070	FitLife Brands, Inc.(2)	9,131,688	66,609

	Oil and Gas – 13.43%
4,000	Civeo Corp.(2)	16,542	17,440
140	Mammoth Energy Services, Inc.	5,287	4,754
808,445	PetroHunter Energy Corporation(2)	101,056	—
1,428	Texas Pacific Land Trust	678,513	992,960
		801,398	1,015,154

	Securities and Commodity Exchanges – 0.05%
18	Cboe Global Markets, Inc.	2,294	1,873
12	CME Group, Inc.	1,830	1,967
		4,124	3,840

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 0.62%
5,460	Bitcoin Investment Trust	66,830	46,574

	Surgical & Medical Instruments & Apparatus – 35.40%
615,000	Bovie Medical Corporation(2)	1,470,958	2,675,250

	Total Common Equities	11,474,998	3,807,427

TOTAL INVESTMENTS – 144.93%		$19,619,386	10,951,765
LIABILITIES LESS OTHER ASSETS – (44.93%)			(3,395,312)
NET ASSETS			$7,556,453

(1)	See Note 5 - Fair Value Measurements.

(2)	Non-Income Producing.

(3)

The PetroHunter Energy Corporation (“PetroHunter”) note is in default as of December 31, 2014. The note is valued on an as converted basis consistent with prior years, using PetroHunter’s observable stock price of $0.0000. During 2016 PetroHunter declared Chapter 7 bankruptcy. The Fund is attempting to recover amounts owed to it by PetroHunter through that process; however, there is no way to estimate what amount, if any, might be recovered.

See accompanying Notes to Financial Statements.

RENN Fund, Inc.

SCHEDULE OF INVESTMENTS (Continued)
As of June 30, 2018 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Money Market Funds	45.79%
U.S. Government and Agencies	48.76%
Convertible Bonds	0.00%
Common Equities
Medicinal Chemicals and Botanical Products	0.88%
Oil and Gas	13.43%
Securities and Commodity Exchanges	0.05%
Securities, Commodity Contracts and Other Financial Investments and Related Activities	0.62%
Surgical & Medical Instruments & Apparatus	35.40%
Total Common Equities	50.38%
Total Investments	144.93%
Liabilities Less Other Assets	(44.93%)
Total Net Assets	100.00%

See accompanying Notes to Financial Statements.

RENN Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018 (Unaudited)

ASSETS
Investments in securities, at value (cost $19,619,386)	$10,951,765
Cash	170
Cash held at broker	300,000
Receivables:
Investment securities sold	27,308
Dividends and interest	5,130
Prepaid expenses and other assets	42,147
Total assets	11,326,520

LIABILITIES
Payables:
Borrowings through margin account (Note 9)	3,683,910
Investment securities purchased	8,687
Auditing fees	47,132
Fund administration and accounting fees	4,812
Custody fees	4,489
Transfer agent fees and expenses	3,053
Accrued other expenses	17,984
Total liabilities	3,770,067

NET ASSETS	$7,556,453

COMPONENTS OF NET ASSETS
Paid-in-capital	$29,752,306
Accumulated undistributed net investment loss	(83,504)
Accumulated net realized loss on investments and affiliated issuers	(13,444,728)
Net unrealized depreciation on investments	(8,667,621)
NET ASSETS	$7,556,453

Shares outstanding no par value (unlimited shares authorized)	4,463,967

Net asset value, offering and redemption price per share	$1.69

Market Price Per Common Share	$1.53

Market Price (Discount) to Net Asset Value Per Common Share	(9.47)%

See accompanying Notes to Financial Statements.

RENN Fund, Inc.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2018 (Unaudited)

INVESTMENT INCOME
Income
Dividends	$5,389
Interest	20,817
Total investment income	26,206

Expenses
Fund accounting and administration fees	31,622
Professional fees	28,349
Miscellaneous expenses	13,998
Transfer agent fees and expenses	11,547
Insurance fees	11,468
Custody fees	5,889
Shareholder reporting fees	5,032
Interest	1,805
Total expenses	109,710
Net investment loss	(83,504)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	36,051
Net realized gain on affiliated issuers	1,408,854
Net change in unrealized appreciation/depreciation on investments	(350,520)
Net realized and unrealized gain on investments and affiliated issuers	1,094,385

Net Increase in Net Assets from Operations	$1,010,881

See accompanying Notes to Financial Statements.

RENN Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment loss	$(83,504)	$(377,828)
Net realized gain on investments and affiliated issuers	1,444,905	189,396
Net change in unrealized appreciation/depreciation on investments	(350,520)	(604,980)
Net increase (decrease) resulting from operations	1,010,881	(793,412)

Net Assets
Beginning of period	6,545,572	7,338,984
End of period	$7,556,453	$6,545,572

Accumulated undistributed net investment income (loss)	$(83,504)	$—

See accompanying Notes to Financial Statements.

RENN Fund, Inc.

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2018 (Unaudited)

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$1,010,881
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchase of short-term investment	(9,165,635)
Sale of short-term investment	6,971,314
Change in money market funds, net	(1,279,588)
Purchase of investment securities	(437,317)
Proceeds from sale of investment securities	1,921,636
Increase in investments securities sold	(27,308)
Increase in dividends and interest receivables	(2,960)
Decrease in prepaid expenses and other assets	11,468
Decrease in investment securities purchased payable	(1,480,435)
Decrease in accrued expenses	(15,474)
Net change in unrealized appreciation/depreciation on securities	350,520
Net realized gain on investments	(1,444,905)
Net amortization on investments	(1,873)

Net cash used for operating activities	(3,589,676)

Cash flows provided by financing activities:
Borrowings from margin account	10,654,757
Payments on margin account	(6,970,847)
Net cash provided by financing activities	3,683,910

Net increase in cash	94,234

Cash and cash equivalents:
Beginning cash balance	—
Beginning cash held at broker	205,936
Total beginning cash and cash equivalents	205,936

Ending cash balance	170
Ending cash held at broker	300,000
Total ending cash and cash equivalents	$300,170

See accompanying Notes to Financial Statements.

RENN Fund, Inc.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
	For the Six Months Ended June 30, 2018		For the Year Ended December 31,
	(Unaudited)		2017		2016		2015		2014		2013
Net asset value, beginning of period	$1.47		$1.64		$1.37		$2.21		$2.36		$2.53
Income from Investment Operations:
Net investment loss[1]	(0.02)		(0.08)		(0.17)		(0.10)		(0.12)		(0.14)
Net realized and unrealized gain (loss) on investments	0.24		(0.09)		0.44		(0.74)		(0.03)		(0.03)
Total from investment operations	0.22		(0.17)		0.27		(0.84)		(0.15)		(0.17)

Net asset value, end of period	$1.69		$1.47		$1.64		$1.37		$2.21		$2.36
Per-share market value, end of period	$1.53		$1.50		$1.22		$0.90		$1.30		$1.45

Total net asset value return[2]	14.97	%(4)	(10.37%)		19.71%		(38.01%)		(6.36%)		(6.72%)
Total market value return[2]	1.73	%(4)	22.95%		35.56%		(30.77%)		(10.34%)		2.11%

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$7,556		$6,546		$7,339		$6,120		$9,857		$10,539

Ratio of expenses to average net assets	3.23	%(5)	5.99	%(3)	12.16	%(3)	5.57	%(3)	4.86	%(3)	5.47	%(3)
Ratio of net investment loss to average net assets	(2.46	%)(5)	(5.60	%)(3)	(12.01	%)(3)	(5.55	%)(3)	(4.86	%)(3)	(5.11	%)(3)

Portfolio turnover rate	10	%(4)	7%		72%		9%		0%		43%

(1)	Based on average shares outstanding for the period.

(2)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's unrounded New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

(3)	Average net assets have been calculated based on monthly valuations.

(4)	Not Annualized.

(5)	Annualized.

See accompanying Notes to Financial Statements.

RENN Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
As of June 30, 2018 (Unaudited)

Note 1 – Organization

RENN Fund, Inc. (the “Fund”), is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide shareholders with above-market rates of return through capital appreciation and income by a long-term, value oriented investment process that invests in a wide variety of financial instruments, including but not limited to, common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds and exchange traded notes, and other instruments.

Prior to a special shareholder meeting held on June 29, 2017 (the “Special Meeting”), RENN Capital Group, Inc. (“RENN Group”), a Texas corporation, served as the Investment Advisor to the Fund. At the Special Meeting, shareholders approved Horizon Asset Management LLC (“Horizon” or the “Investment Advisor"), a registered investment adviser and wholly owned subsidiary of Horizon Kinetics LLC (“Horizon Kinetics”), as its investment manager. In its capacity as investment manager through June 30, 2017, RENN Group was responsible for the selection, evaluation, structure, valuation, and administration of the Fund’s investment portfolio, subject to the supervision of the Board of Directors. Since that time, Horizon has been responsible for the aforementioned responsibilities.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(a) Consolidation of Subsidiary

On December 5, 2017 The Renn Fund, Inc. (Cayman) (the “Subsidiary”) was organized as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Horizon and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of June 30, 2018, total assets of the Fund were $11,326,520, of which $44,909, or approximately 0.40%, represented the Fund’s ownership of the Subsidiary.

(b) Valuation of Investments

All investments are stated at their estimated fair value, as described in Note 5.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

RENN Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2018 (Unaudited)

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2015-2017, and as of and during the six months ended June 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Short-Term Investments

The Fund invested a significant amount (45.79% of its net assets as of June 30, 2018) in the Fidelity Institutional Government Portfolio Fund (“FRGXX”). FRGXX normally invests at least 99.5% of assets in U.S. government securities and repurchase agreements for those securities. FRGXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FRGXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FRGXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FRGXX.

FRGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2018 annual report of Fidelity Institutional Government Portfolio Fund was 0.14%.

Note 3 – Principal Investment Risks

Investing in common stocks and other equity or equity-related securities has inherent risks that could cause you to lose money. Some of the principal risks of investing in the Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Fund and your investment. These are not the only risks associated with an investment in the Fund. Rather, the risks discussed below are certain of the significant risks associated with the investment strategy employed by the Fund. The below does not discuss numerous other risks associated with an investment in the Fund, including risks associated with investments in non-diversified, closed-end registered investment funds generally, other business, operating and tax risks associated with an investment in the Fund, and economic and other risks affecting investment markets generally, all of which are beyond the scope of this discussion.

RENN Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2018 (Unaudited)

Liquidity Risks: The Investment Advisor may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the advisor deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.

Private Issuer Risks: In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and the Fund will rely on the ability of our Investment Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Advisor is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.

Interest Rate Risk: When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Advisor may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Advisor may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Distressed Debt Risks: An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantially delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.

Bitcoin Risk: The value of the Fund’s investment in the Bitcoin Investment Trust is subject directly to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Investment Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s direct investment in the Bitcoin Investment Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s direct or indirect investment in the Bitcoin Investment Trust. Shares of the Bitcoin Investment Trust may trade at a premium or discount to the net asset value of the Bitcoin Investment Trust.

Note 4 – Investment Advisory Agreement

The Fund entered in to an Investment Advisor Agreement (the “Agreement”) with Horizon. Under the Agreement, Horizon is not paid an advisory fee on net assets less than $25 million and thereafter will charge a management fee of 1.0% on net assets above $25 million. Horizon performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.

Note 5 – Fair Value Measurements

Investments are carried at fair value, as determined in good faith by Horizon, subject to the approval of the Fund’s Board of Directors. The fair values reported are subject to various risk including changes in the equity markets, general economic conditions, and the financial performance of the companies. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the fair value of investment securities, it is possible that the amounts reported in the accompanying financial statements could change materially in the near term.

RENN Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2018 (Unaudited)

The Fund generally invests in common securities, preferred securities, convertible and nonconvertible debt securities, and warrants. These securities may be unregistered and thinly-to-moderately traded. Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period, and the cost of registration is borne by the portfolio company.

On a daily basis, as is necessary, Horizon prepares a valuation to determine fair value of the investments of the Fund. The Board of Directors approves the valuation on a quarterly basis. Interim board involvement may occur if material issues arise before quarter end. The valuation principles are described below.

Unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation. Thinly traded unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation, less a marketability discount as determined appropriate by the Fund Managers and approved by the Board of Directors.

Restricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

The unlisted preferred stock of companies with common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral. Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option). An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Advisor will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs).

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$—	$—	$—
Common Equities	3,807,427	—	—	3,807,427
U.S. Government and Agencies	—	3,684,582	—	3,684,582
Money Market Funds	3,459,756	—	—	3,459,756
Total Investments	$7,267,183	$3,684,582	$—	$10,951,765

RENN Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2018 (Unaudited)

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Value
Beginning balance December 31, 2017	$2,117,589
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	(1,604,806)
Total realized gain/(loss)	1,408,854
Purchases	—
Sales	(1,921,637)
Return of capital distributions	—
Transfers out of Level 3 during the period	—
Ending balance June 30, 2018	$—

The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year unless circumstances dictate otherwise. There were no transfers between levels during the six months ended June 30, 2018.

Note 6 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities, or where the Fund has a director on the issuer’s board. In this instance, affiliation is based on the fact that Russell Cleveland served as a director for both the Fund and AnchorFree, Inc. during the period. As of June 30, 2018 Mr. Cleveland no longer serves as a director for AnchorFree, Inc. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of June 30, 2018 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Name of Issuer and Title of Issue	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period
AnchorFree, Inc. Series A
Convertible Preferred A Equity	$1,989,443	$—	($1,805,349)	$1,385,537	$(1,569,631)	$—
AnchorFree, Inc.
Common Stock	128,146	—	(116,288)	23,317	(35,175)	—
Total	$2,117,589	—	(1,921,637)	1,408,854	$(1,604,806)	$—

RENN Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2018 (Unaudited)

Name of Issuer and Title of Issue	Shares Beginning of Period	Purchases	Sales Proceeds	Stock Split	Shares End of Period
AnchorFree, Inc. Series A
Convertible Preferred A Equity	233,229	—	(233,229)	—	—
AnchorFree, Inc.
Common Stock	15,023	—	(15,023)	—	—
Total	248,252	—	(248,252)	—	—

Note 7 – Federal Income Tax Information

At June 30, 2018, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$19,619,386
Gross Unrealized Appreciation	$1,520,818
Gross Unrealized Depreciation	(10,188,439)
Net Unrealized Depreciation	$(8,667,621)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(14,889,633)
Net unrealized appreciation on investments	(8,317,101)
Total accumulated earnings	$(23,206,734)

As of December 31, 2017, the Fund had accumulated capital loss carryforwards as follows:

For losses expiring December 31,
2018	$97,082
Not subject to expiration:
Short-term	230,361
Long-term	14,562,190
$14,889,633

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended December 31, 2017, the Fund utilized $190,665 of capital loss carryforwards. During the year ended December 31, 2017, the Fund had capital loss carryforwards of $9,002,277 expire.

RENN Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2018 (Unaudited)

There were no distributions during the years ended December 31, 2017 and 2016

Note 8 – Investment Transactions

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term investments, were $437,317 and $1,921,636, respectively

Note 9 – Borrowings

The Fund has entered into a margin agreement with Fidelity Brokerage Services, LLC, which allows the Fund to borrow money. The margin agreement is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes. Federal regulations under the 1940 Act require that the Fund maintain asset coverage in relation to any borrowed amount.

The average interest rate, average loan balance, maximum outstanding and amount recorded as interest expense for the Fidelity Brokerage Services LLC margin account for the 14 days the Fund had outstanding borrowings were 1.80%, $2,581,873, $3,683,910 and $1,805, respectively. At June 30, 2018 the Fund had borrowings of $3,683,910 outstanding under the margin account.

Note 10 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Related Party Transactions

In 2009, Russell Cleveland received options to purchase 100,000 common shares of AnchorFree, Inc., at $0.3971 per share, as compensation for financial advisory services provided to AnchorFree, Inc. prior to Mr. Cleveland’s joining the board. In accordance with the agreement between the Fund and Mr. Cleveland, the Fund received 15,023 shares at no cost when the options were exercised on January 2, 2016. Russell Cleveland disclaims any beneficial ownership in the Fund's portion.

There were no similar related party transactions during 2018. During the six months ended June 30, 2018, the Fund sold all of its holdings in AnchorFree, Inc. in the ordinary course of business through an involuntary corporate action.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

RENN Fund, Inc.

OTHER INFORMATION
June 30, 2018 (Unaudited)

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. A copy of each such Form N-Q is available on the SEC’s website at www.sec.gov. Such forms may also be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and you may call the Public Reference Room at 1-800-SEC-0330 for information on its hours, etc.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request by calling collect (646) 495-7330. You may also obtain the description on the Fund’s website at www.horizonkinetics.com

Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30. It is filed with the SEC on Form N-PX and is available by calling collect (646) 495-7330 and on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis. Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested. You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, American Stock Transfer & Trust Co. You may terminate participation by notifying the Plan Agent in writing. If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately. Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, American Stock Transfer & Trust Company, LLC., whose telephone number is (718) 921-8200 extension 6412 and whose address is 6201 15th Ave, Brooklyn, NY 11219-5498.

RENN Fund, Inc.

SERVICE PROVIDERS
June 30, 2018 (Unaudited)

Corporate Offices

RENN Fund, Inc.
c/o Horizon Asset Management LLC
470 Park Avenue South
New York, NY 10016
Phone: (646) 495-7330
Fax: (646) 403-3597
Website: www.horizonkinetics.com

Registrar and Transfer Agent

American Stock Transfer &
Trust Company, LLC
6201 15th Ave.
Brooklyn, NY 11219
Phone: (718) 921-8200 extension 6412

Fund Administrator

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103
Phone: (215) 979-8800

Item 2.	Code of Ethics.

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6.	Schedule of Investments.

See the Semi - Annual Report to Shareholders under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

As of the date of printing this report the Portfolio Manager for the Fund is:

Murray Stahl, who has served as the Chairman of the Board, President, Chief Executive Officer, and a Class Three Director of the Fund since 2017.

Mr. Stahl is the co-founder and Chief Investment Strategist for Horizon Asset Management LLC, the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics LLC. He is compensated by an annual salary and distributions as an owner of Horizon Kinetics LLC. The Fund does not have an incentive fee arrangement. In addition to the Fund and as of June 30, 2018, Mr. Stahl, through Horizon and its affiliated investment managers, is responsible for the oversight and management of 10 other registered investment companies with assets of $1.74 billion, 19 other pooled investment vehicles with assets of $562 million, 961 other accounts with assets of $1.69 billion, and 18 pooled investment vehicles and accounts for which an advisory fee is based on performance with assets of $502 million.

Mr. Stahl is the only Portfolio Manager for the Fund, and the value of his ownership was between $0 and $10,000 at June 30, 2018.

Item 9.	Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

Neither the Fund nor any Affiliated Purchaser, nor any person on their behalf, has purchased any of the Fund’s securities in the period covered by this report. The purchase of the Fund’s securities is authorized under its Dividend Reinvestment Plan and Cash Purchase Plan dated February 15, 1994, but no such shares were purchased during the period covered by this report.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act. No such proposals were received.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the undersigned on behalf of the Fund and in the capacities and on the date indicated.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer and Chief Financial Officer

Date:	September 6, 2018